United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

ISRAEL ACQUISITIONS CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41593	87-3587394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	ISRLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ISRL	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ISRLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported on a Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on January 2, 2024, Israel Acquisitions Corp, a Cayman Islands exempted company (the “Company” or “ISRL”), entered into a business combination agreement on January 2, 2024 (as amended, the “Business Combination Agreement”) with Pomvom Ltd., a company organized under the laws of Israel, whose shares are listed on the Tel Aviv Stock Exchange (“Pomvom”).

Pursuant to Section 8.3 of the Business Combination Agreement, the Business Combination Agreement may be amended, modified or supplemented by an agreement in writing executed by the Company and Pomvom. On April 22, 2024, the Company and Pomvom entered into an amendment (the “Amendment”) to the Business Combination Agreement. Pursuant to the Amendment, the Company and Pomvom agreed to (i) extend the date by which the Company and Pomvom must determine all members of the board of directors of the post-combination company from April 30, 2024 to June 30, 2024, (ii) extend the date by which an independent compensation consultant shall present a benchmark analysis of the compensation packages for officers and directors of public market companies that are comparable to Pomvom and recommendations for officer and director compensation packages to the Pomvom’s compensation committee and board of directors in connection with their review and approval of such packages from April 30, 2024 to June 30, 2024, and (iii) extend the Minimum Equity Financing Proceeds Termination Date (as defined in the Business Combination Agreement) from June 30, 2024 to August 31, 2024.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.2 and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 24, 2024, the Company issued a press release (the “Press Release”) announcing that a confidential draft of a Registration Statement on Form F-4 (the “Registration Statement”) had been submitted to the SEC, for receipt by the SEC on April 22, 2024, with respect to its proposed business combination (the “Business Combination” and together with the transactions contemplated by the Business Combination Agreement, the “Transactions”) with Pomvom. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), and shall not be incorporated or deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. ISRL and Pomvom have based these forward-looking statements on each of its current expectations and projections about future events. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics and the likelihood and ability of the parties to successfully consummate the Transactions. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Pomvom’s and ISRL’s respective management teams and are not predictions of actual performance. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of ISRL and Pomvom. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about ISRL and Pomvom that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which Pomvom operates; Pomvom’s ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to Pomvom’s business, projected results of operations, financial performance or other financial metrics; Pomvom’s reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which Pomvom operates; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that Pomvom may face; assumptions or analyses used for Pomvom’s forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts, including as a result of, among other things, the inability to sign new contracts or secure necessary financial resources as anticipated; an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Present Experience Ltd., a company organized under the laws of the State of Israel (“Present Experience”), which will be the combined company upon closing of the Transactions, or the expected benefits of the Transactions or that the approval of the shareholders of ISRL is not obtained; the risk that shareholders of ISRL could elect to have their shares redeemed by ISRL, thus leaving Present Experience with insufficient cash to complete the Transactions or grow its business; the outcome of any legal proceedings that may be instituted against Pomvom or ISRL; failure to realize the anticipated benefits of the Transactions; risks relating to the uncertainty of the projected financial information with respect to Pomvom; the effects of competition; changes in applicable laws or regulations; the ability of Pomvom to manage expenses and recruit and retain key employees; the ability of ISRL or Present Experience to issue equity or equity linked securities in connection with the Transactions or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; a potential U.S. government shutdown; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and the war between Israel and Hamas and conflict in the Middle East; the impact of a future pandemic on Pomvom, ISRL or Present Experience’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed in under the heading “Risk Factors” in the Registration Statement (when publicly filed), as may be amended from time to time, and other documents filed, or to be filed, with the SEC by ISRL or Present Experience. If any of these risks materialize or Pomvom’s or ISRL’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Pomvom nor ISRL presently know or that Pomvom and ISRL currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Pomvom’s and ISRL’s expectations, plans or forecasts of future events and views as of the date of this communication. Pomvom and ISRL anticipate that subsequent events and developments will cause Pomvom’s and ISRL’s assessments to change. However, while Pomvom and ISRL may elect to update these forward-looking statements at some point in the future, Pomvom and ISRL specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Pomvom and ISRL’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in Pomvom, Present Experience, or ISRL is not an investment in any of Pomvom’s, Present Experience’s, or ISRL’s respective founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing. The historical results of these investments are not indicative of future performance of Pomvom, Present Experience, or ISRL, which may differ materially from the performance of past investments, companies or affiliated funds.

Additional Information and Where to Find It / Non-Solicitation

Additional information about the Transactions, including a copy of the Business Combination Agreement, is disclosed in the Current Report on Form 8-K that ISRL filed with the SEC on January 2, 2024 and is available at www.sec.gov. The documents filed by the Company with the SEC also may be obtained free of charge at the Company’s website at https://israelacquisitionscorp.com/ or upon written request to the Company, 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, Texas, 78738. In connection with the Transactions, the Company confidentially submitted the Registration Statement, which includes a preliminary proxy statement/prospectus, with the SEC. The definitive proxy statement/prospectus will be sent to the shareholders of the Company. The Company and Pomvom also will file other documents regarding the Transactions with the SEC. Before making any voting decision, investors and security holders of the Company are urged to read the definitive proxy statement/prospectus, when available, and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions.

Participants in the Solicitation

Pomvom, Present Experience, ISRL, Israel Acquisitions Sponsor LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from ISRL’s shareholders with respect to the Transactions and other matters described in the Registration Statement. A list of the names of ISRL’s directors and executive officers and a description of their interests in ISRL is set forth in ISRL’s filings with the SEC (including the Registration Statement, when publicly filed, and Annual Reports and Quarterly Reports filed by ISRL with the SEC on Forms 10-K and 10-Q, respectively) and are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Israel Acquisitions Corp at 12600 Hill Country Blvd, Building R, Suite 275, Bee Cave, TX 78738. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated January 2, 2024, by and between Israel Acquisitions Corp and Pomvom Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on January 2, 2024)
2.2	Amendment No. 1 to the Business Combination Agreement, dated April 22, 2024, by and between Israel Acquisitions Corp and Pomvom Ltd.
99.1	Press Release, dated April 24, 2024
104	Cover Page Interactive Data File (embedded within the Inline document)

  *       Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K, Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAEL ACQUISITIONS CORP

By:	/s/ Ziv Elul
Name: Ziv Elul
Title: Chief Executive Officer and Director

Dated: April 24, 2024